EX-99.906CERT

CERTIFICATIONS

John T. Bruce, Chief Executive Officer, and Mark J. Seger, Chief Financial Officer, of FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, series of Williamsburg Investment Trust (the “Registrant”), each certify to the best of his knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2016 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust	Williamsburg Investment Trust

/s/ John T. Bruce	/s/ Mark J. Seger
John T. Bruce, President of	Mark J. Seger, Treasurer and Principal
FBP Equity & Dividend Plus Fund and	Accounting Officer
FBP Appreciation & Income Opportunities Fund

Date: December 5, 2016	Date: December 5, 2016

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Williamsburg Investment Trust and will be retained by Williamsburg Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

CERTIFICATIONS

Thomas W. Leavell, Chief Executive Officer, and Mark J. Seger, Chief Financial Officer, of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, series of Williamsburg Investment Trust (the “Registrant”), each certify to the best of his knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2016 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust	Williamsburg Investment Trust

/s/ Thomas W. Leavell	/s/ Mark J. Seger
Thomas W. Leavell, President of	Mark J. Seger, Treasurer and Principal
The Government Street Equity Fund,	Accounting Officer
The Government Street Mid-Cap Fund and
The Alabama Tax Free Bond Fund

Date: December 5, 2016	Date: December 5, 2016

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Williamsburg Investment Trust and will be retained by Williamsburg Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

CERTIFICATIONS

Charles M. Caravati III, Chief Executive Officer, and Mark J. Seger, Chief Financial Officer, of The Jamestown Equity Fund, series of Williamsburg Investment Trust (the “Registrant”), each certify to the best of his knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2016 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust	Williamsburg Investment Trust

/s/ Charles M. Caravati III	/s/ Mark J. Seger
Charles M. Caravati III, President of	Mark J. Seger, Treasurer and Principal
The Jamestown Equity Fund	Accounting Officer

Date: December 5, 2016	Date: December 5, 2016

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Williamsburg Investment Trust and will be retained by Williamsburg Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

CERTIFICATIONS

Joseph A. Jennings III, Chief Executive Officer, and Mark J. Seger, Chief Financial Officer, of The Jamestown Tax Exempt Virginia Fund, a series of Williamsburg Investment Trust (the “Registrant”), each certify to the best of his knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2016 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust	Williamsburg Investment Trust

/s/ Joseph A. Jennings III	/s/ Mark J. Seger
Joseph A. Jennings III, President of	Mark J. Seger, Treasurer and Principal
The Jamestown Tax Exempt Virginia Fund	Accounting Officer

Date: December 5, 2016	Date: December 5, 2016

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Williamsburg Investment Trust and will be retained by Williamsburg Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

CERTIFICATIONS

John P. Ackerly IV, Chief Executive Officer, and Mark J. Seger, Chief Financial Officer, of The Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund, series of Williamsburg Investment Trust (the “Registrant”), each certify to the best of his knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2016 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Williamsburg Investment Trust	Williamsburg Investment Trust

/s/ John P. Ackerly IV	/s/ Mark J. Seger
John P. Ackerly IV, President of	Mark J. Seger, Treasurer and Principal
The Davenport Core Fund,	Accounting Officer
Davenport Value & Income Fund and
Davenport Equity Opportunities Fund
Davenport Small Cap Focus Fund
Davenport Balanced Income Fund

Date: December 5, 2016	Date: December 5, 2016

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Williamsburg Investment Trust and will be retained by Williamsburg Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.